UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                          Reported): December 29, 2006

              CWHEQ Revolving Home Equity Loan Trust, Series 2006-I
              -----------------------------------------------------
                       (Exact name of the issuing entity)
           Commission File Number of the issuing entity: 333-132375-13

                                   CWHEQ, Inc.
                                   -----------
            (Exact name of the depositor as specified in its charter)
               Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans, Inc.
                          ----------------------------
             (Exact name of the sponsor as specified in its charter)

              Delaware                                87-0698310
              --------                                ----------
     (State or Other Jurisdiction                    (I.R.S. Employer
 of Incorporation of the depositor)             Identification No. of the
                                                        depositor)

4500 Park Granada
Calabasas, California                                   91302
---------------------                                   -----
(Address of Principal                                 (Zip Code)
Executive Offices of the depositor)

      The depositor's telephone number, including area code (818) 225-3240
                                                            --------------

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 8
---------

Item 8.01         Other Events.
---------         ------------

Filing of Certain Materials
---------------------------

         In connection with the issuance by CWHEQ Revolving Home Equity Loan Trust, Series 2006-I of Revolving Home Equity Loan Asset Backed Notes, Series 2006-I (the "Notes"), the issuing entity is filing herewith an opinion of counsel relating to the legality of the Notes and an opinion of counsel relating to the characterization of the Securities for federal income tax purposes. The Legality Opinion is annexed hereto on Exhibit 5.1. The Tax Opinion is annexed hereto on Exhibit 8.1.

Section 9
---------

Item 9.01 Financial Statements and Exhibits.
--------- ----------------------------------

     (a)  Financial statements of business acquired.
          ------------------------------------------

          Not applicable.

     (b)  Pro forma financial information.
          --------------------------------

          Not applicable.

     (c)  Exhibits.
          ---------

     5.1  Legality Opinion of Sidley Austin LLP.

     8.1  Tax Opinion of Sidley Austin LLP.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CWHEQ, INC.



                                         By: /s/  Darren Bigby
                                             -----------------
                                             Name:  Darren Bigby
                                             Title: Vice President



Dated:  December 29, 2006

                                  Exhibit Index

Exhibit
-------
5.1      Legality Opinion of Sidley Austin LLP

8.1      Tax Opinion of Sidley Austin LLP